SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: September 4, 1998





                            PARADIGM TECHNOLOGY, INC.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                   0-26124               770140882-5
----------------------------       ------------       ---------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
    of Incorporation)              File Number)        Identification Number)



            694 TASMAN DRIVE, MILPITAS, CA                  95035
     --------------------------------------------     ------------------
       (Address of principal executive offices)           (Zip Code)



                                 (408) 954-0500
                       ----------------------------------
                         (Registrant's telephone number,
                              including area code)



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Item 5.  OTHER EVENTS.

          On September 4, 1998, Paradigm Technology, Inc. (the "Company") announced in a press release that it has adjourned its Annual Meeting of Stockholders until September 10, 1998 at 3:00 p.m. Pacific Daylight Time. Included in the press release was a letter the Company mailed to its stockholders. A copy of such press release is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)    Financial statements of business acquired.

                 Not applicable.

          (b)    Pro forma financial information.

                 Not applicable.

          (c)    Exhibits.

                 99.1    Press Release.*

-----------------------------
*    Previously filed.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  September 8, 1998

                                        PARADIGM TECHNOLOGY, INC.



                                        By      /s/  Emeka Chukwu
                                          -------------------------------------
                                                     Emeka Chukwu---
                                              Acting Chief Financial Officer


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